SECURITIES AND EXCHANGE COMMISSION



                       Washington, D. C. 20549







                              FORM 8-K

                           CURRENT REPORT





               Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934





               Date of Report (Date of earliest event reported):

                           January 20, 1999



                        BELLSOUTH CORPORATION

          (Exact name of registrant as specified in its charter)





         Georgia                 1-8607            58-1533433

       (State or other          (Commission      (IRS Employer

       jurisdiction of           File Number)     Identification

       incorporation)                                 No.)





1155 Peachtree Street, N. E., Atlanta, Georgia         30309-3610

  (Address of principal executive offices)             (Zip Code)





         Registrant's telephone number, including area code

                            (404) 249-2000



Item 5.  Other Events



BellSouth Recognizes Brazilian Currency Devaluation



On January 20, 1999, BellSouth released a statement concerning

a recent currency devaluation in Brazil.   See  Exhibit 99 for

a complete copy of the related  press release.











Item 7. Financial Statements and Exhibits



(c) Exhibits



Exhibit No.



  99           Press Release - BellSouth Recognizes Brazilian

                Currency Devaluation







                              SIGNATURE









Pursuant to the requirements of the Securities Exchange Act of 1934,

the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









BELLSOUTH CORPORATION





By:  /s/ W. Patrick Shannon

      W. Patrick Shannon

      Vice President and Controller

      January 20, 1999